                                                                                                                                                   EXHIBIT 10.1

AMENDED AND RESTATED
NOTE PURCHASE AGREEMENT

THIS AMENDED AND RESTATED NOTE PURCHASE AGREEMENT (this “Agreement”) is made as of May 31, 2013, by and between Grandparents.com, Inc., a Delaware corporation (the “Company”), and the investor listed on Exhibit A hereto (the “Investor”).

WHEREAS, in connection with a private offering by the Company (the “Offering”), the Company and the other persons signatory thereto entered into that certain Note Purchase Agreement, dated as of December 7, 2012 (the “Original Purchase Agreement”);

WHEREAS, pursuant to the Original Purchase Agreement, the Company issued to the investors listed on Exhibit B thereto (each of which is herein referred to as an “Original Investor”) an aggregate of $950,000 in principal amount of its 12% secured convertible promissory notes (collectively, the “Original Notes”) and warrants to purchase an aggregate of 950,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”);

WHEREAS, the Original Investors transferred all of their respective rights, title and interests in the Original Notes and the Original Purchase Agreement to the Investor pursuant to various note purchase agreements by and between each Original Investor and the Investor;

WHEREAS, the Company and the Investor desire to amend and restate the Original Purchase Agreement as set forth below; and

WHEREAS, the Company and the Investor desire that, upon execution of this Agreement, all of the Original Notes shall automatically be deemed null and void, and the Company will issue to the Investor (i) a new 12% convertible promissory note in the form attached hereto as Exhibit C and (ii) a warrant in the form attached hereto as Exhibit D.

SECTION 1

DEFINITIONS

1.1         Definitions. As used in this Agreement, the following terms shall have the following meanings (capitalized terms used herein but not otherwise defined shall have the meanings provided therefor in this Agreement, as hereinafter defined):

“Business Day” means any day which is not a Saturday or Sunday or a legal holiday on which banks are authorized or required to be closed in New York, New York.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” (and the lower-case versions of the same) shall have meanings correlative thereto.

“Debt” shall mean all liabilities, obligations and indebtedness of every kind and nature of any Person, including, without limitation: (a) indebtedness or liability for borrowed money, or for the deferred purchase price of property or services (including trade obligations); (b) obligations as lessee under any leases (including under any capital leases); (c) any reimbursement or other obligations under any performance or surety bonds or any letters of credit issued for the account of such Person; (d) all net obligations in respect of any derivative products; (e) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any other Person, or otherwise to assure a creditor against loss; and (f) obligations secured by any Lien on property owned by such Person, whether or not the obligations have been assumed.

“GAAP” means generally accepted accounting principles as in effect in the United States, consistently applied.

“Governmental Authority” shall mean any federal, state, local or other governmental department, commission, board, bureau, agency or other instrumentality or authority, domestic or foreign, exercising executive, legislative, judicial, regulatory or administrative authority or functions of or pertaining to government.

“Lien” shall mean any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), claim or other priority or preferential arrangement of any kind or nature whatsoever (other than a financing statement filed by a lessor in respect of an operating lease not intended as security).

“Material Adverse Effect” shall mean an event, matter, condition or circumstance which (a) has or would reasonably be expected to have a material adverse effect on the business, properties, results of operations, condition (financial or otherwise) or prospects of the Company; (b) would materially impair the ability of the Company to perform or observe its obligations under or in respect of the Transaction Documents; or (c) affects the legality, validity, binding effect or enforceability of any of the Transaction Documents.

“Organizational Document” means, relative to any Person, its articles or certificate of incorporation, or certificate of limited partnership or formation, its bylaws, partnership or operating agreement or other organizational documents, and all stockholders agreements, voting trusts and similar arrangements applicable to any of its capital stock, partnership interests or other ownership interests.

“Person” shall mean an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Subsidiary” shall mean, with respect to any Person (herein referred to as the “parent”), any corporation, limited liability company, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held by the parent, or (b) that is, at any time any determination is made, otherwise Controlled by, the parent or by the parent and one or more Subsidiaries of the parent.

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SECTION 2

ISSUANCE OF NOTE AND WARRANT; CONVERSION

2.1         Issuance of Note. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), the Company shall issue and sell to the Investor a convertible unsecured promissory note, in the form set forth on Exhibit C attached hereto (the “Note”), in the principal amount (the “Principal Amount”) equal to the amount set forth beneath the caption “Principal Amount” set forth opposite the Investor’s name on Exhibit A attached hereto, against cancellation of all indebtedness of the Company to the Investor under the Original Notes. The purchase price of the Note shall be equal to 100% of the Principal Amount of the Note. Capitalized but otherwise undefined terms used herein shall have the meanings provided therefor in the Note.

2.2         Warrant. In connection with the issuance of the Note, the Investor shall also be issued a warrant, in the form set forth on Exhibit D attached hereto (the “Warrant”), to purchase shares of Common Stock in the amount contemplated herein. The number of shares issuable upon exercise of the Warrant shall initially be calculated based upon an amount equal to 100% of the Principal Amount of the Note divided by One Dollar ($1.00) (the “Warrant Coverage”) and shall be set forth opposite the Investor’s name on Exhibit A; provided, however, that in the event that the Investor does not convert the Note as contemplated in Section 2.3, then the Warrant Coverage shall be calculated based upon an amount equal to 50% of the Principal Amount of the Note. The Investor shall have the registration rights with respect to the shares of Common Stock issuable upon exercise of the Warrant as set forth in Section 6.2.

2.3         Conversion.

(a)         Conversion into Common Stock. At the option of the Investor, upon written notice to the Company at any time prior to the Maturity Date, all of the outstanding principal amount and unpaid accrued interest of the Note shall be converted into shares of Common Stock at a conversion price equal to $0.1875 per share. In connection with such conversion, the Investor agrees to execute and deliver to the Company any documents reasonably requested by the Company to be executed by the Investor, thereby agreeing to be bound by all obligations and receive all rights thereunder. If the Company is unable to obtain the Investor’s signature on any such document within three (3) Business Days of delivery thereof to the Investor, whether due to any cause, then, by the acceptance of the Note, the Investor hereby irrevocably designates and appoints the Company and each of its duly authorized officers and agents as its agent and attorney-in-fact, to act for and on its behalf and stead, to execute and deliver any such document with the same force and effect as if executed and delivered by the Investor.

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(b)         Conversion Procedure.

(i)         Transaction Documents. Upon the conversion of the Note pursuant to Section 2.3(a), the Investor hereby agrees to deliver to the Company the original Note for cancellation, and to execute and deliver to the Company any other documents reasonably requested by the Company to be executed by the Investor in connection with the conversion. The Company shall, as soon as practicable thereafter, issue and deliver to the Investor a certificate or certificates for the number of shares to which the Investor shall be entitled upon such conversion and a check payable to the Investor for any cash amounts payable as described in Section 2.3. Any conversion of the Note pursuant to Section 2.3 shall be deemed to have been made upon delivery to the Company of the notice referenced above, and on and after such date the Persons entitled to receive the shares issuable upon such conversion shall be treated for all purposes as the record holder of such shares.

(ii)         Fractional Shares; Effect of Conversion. No fractional shares shall be issued upon conversion of the Note. In lieu of the Company issuing any fractional shares to the Investor upon the conversion of the Note, the Company shall pay to the Investor an amount equal to the outstanding Principal Amount of the Note and unpaid accrued interest thereon not so converted. Upon conversion of the Note in full and the payment of the amounts specified in this paragraph, the Company shall be forever released from all its obligations and liabilities under the Note and the Note shall be deemed of no further force or effect, whether or not the original of the Note has been delivered to the Company for cancellation.

(c)         No Other Conversion Right. Except as set forth in Section 2.3(a), the Investor shall not be entitled to convert the Note.

SECTION 3

CLOSING

3.1         Closing. The closing of the purchase and sale of the Note and the Warrant (the “Closing”) shall be held at the offices of Sills Cummis & Gross P.C., located at One Riverfront Plaza, Newark, New Jersey 07102 (“SCG”), on the date of this Agreement.

3.2         Deliveries At Closing. The obligations of the Investor to purchase the Note and the Warrant on the date of the Closing shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 3.2:

(a)         Company Delivery. At the Closing, the Company shall execute and deliver to the Investor (a) the Note in the name of the Investor, in the form attached hereto as Exhibit C and dated the date of the Closing, and (b) the Warrant in the name of the Investor, in the form attached hereto as Exhibit D and dated the date of the Closing (collectively, the “Transaction Documents”). Each of the Note and the Warrant shall be a binding obligation of the Company upon execution thereof by the Company and delivery thereof to the Investor.

(b)         Investor Delivery. At the Closing, the Investor shall deliver to the Company the Principal Amount.

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SECTION 4

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor hereby represents, warrants and covenants to the Company as follows:

4.1         Organization; Authority. If the Investor is an entity, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.

4.2         Validity; Enforcement. This Agreement and each of the Transaction Documents have been duly and validly authorized, executed and delivered by or on behalf of the Investor and constitute the legal, valid and binding obligation of the Investor enforceable against the Investor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

4.3         No Conflicts. The execution, delivery and performance by the Investor of this Agreement and each of the Transaction Documents and the consummation by the Investor of the transactions contemplated hereby will not (a) result in a violation of the Organizational Documents of the Investor or (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party, or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Investor, except in the case of clauses (b) and (c) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investor to perform its obligations hereunder.

4.4         Certain Trading Activities. The Investor has not directly or indirectly, nor has any Person (as defined below) acting on behalf of or pursuant to any understanding with the Investor, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company’s securities) during the period commencing as of the time that the Investor was first contacted by the Company regarding the specific investment in the Company contemplated by this Agreement and ending immediately prior to the execution of this Agreement by the Investor. “Short Sales” means all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “1934 Act”) (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock). Notwithstanding the foregoing, if the Investor is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Investor’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

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4.5         Purchase for Own Account. The Investor represents that it is acquiring (a) the Note and the equity securities issuable upon conversion of the Note, and (b) the Warrant and the equity securities issuable upon exercise of the Warrant (collectively, the “Securities”) solely for investment for its own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The acquisition by the Investor of any of the Securities shall constitute confirmation of the representation by the Investor that it does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer, pledge, hypothecate or grant participations to such Person or to any third person, with respect to any of the Securities.

4.6         Disclosure of Information. The Investor has received all the information it considers necessary or appropriate for deciding whether to acquire the Securities. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, results of operations and financial condition of the Company and that all such questions, if any, have been answered to the Investor’s full satisfaction. The Investor has reviewed the Company’s reports, filings and registration statements filed with the Securities and Exchange Commission (“SEC”).

4.7         Investment Experience. Either (a) the Investor or its officers, directors, managers or controlling persons has a preexisting personal or business relationship with the Company or its officers, directors or controlling persons, or (b) the Investor, by reason of its own business and financial experience, has the capacity to protect its own interests in connection with the investment contemplated hereby. The Investor represents that it is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. The Investor acknowledges that any investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

4.8         Accredited Investor. The Investor (a) represents that it is an “accredited investor” within the meaning of SEC Rule 501 of Regulation D, as presently in effect, and (b) is aware that the sale of Securities (including the Common Stock issuable upon the conversion of the Note and the exercise of the Warrant) to it is being made in reliance on a private placement exemption from registration under the Securities Act, based upon representations by the Investor and by other purchasers of the Securities.

4.9         Risk Factors. The purchase of the Securities must be regarded as the placing of funds at high risk in a new venture with all of the unforeseen costs, expenses, problems and difficulties to which such ventures are subject. There can be no assurance that the Company will be able to successfully implement its business plan or develop into a successful or profitable business.

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4.10         No General Solicitation. The Investor acknowledges that the Securities were not offered to the Investor by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (a) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (b) any seminar or meeting to which the Investor was invited by any of the foregoing means of communications.

4.11         No Governmental Review. The Investor understands that no United States federal or state agency or any other governmental agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

4.12         Brokers. The Investor has no knowledge of any brokerage or finder’s fees or commissions that are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

4.13         Correctness of Representation; Reliance. The Investor understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirement of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the applicability of such exemptions and the suitability of the Investor to acquire Securities. The Investor further represents and warrants that this Agreement does not contain any untrue statement or material fact or omit any material fact concerning the Investor. The Investor agrees, acknowledges and understands that the Company and its counsel are entitled to rely on the representations, warranties and covenants made by the Investor herein.

4.14         Certain Transactions and Confidentiality. The Investor covenants that it will not execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to Section 5.12.

4.15         Restrictions on Transfer. The Investor understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the “Act”), only in certain limited circumstances. In this connection, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act. The Investor understands that, unless sold pursuant to a registration statement that has been declared effective under the Securities Act or in compliance with Rule 144, the Company may require that the Securities bear a legend referring to the foregoing restrictions (it being agreed that if the Securities are not certificated, other appropriate restrictions shall be implemented to give effect to the foregoing). THE INVESTOR UNDERSTANDS AND ACKNOWLEDGES HEREIN THAT AN INVESTMENT IN THE COMPANY’S SECURITIES INVOLVES AN EXTREMELY HIGH DEGREE OF RISK AND MAY RESULT IN A COMPLETE LOSS OF ITS INVESTMENT. The Investor understands that the Securities have not been and will not be registered under the Act and have not been and will not be registered or qualified in any state in which they are offered, and thus the Investor will not be able to resell or otherwise transfer its Securities unless they are registered under the Act and registered or qualified under applicable state securities laws, or an exemption from such registration or qualification is available. The Investor has no immediate need for liquidity in connection with this investment and does not anticipate that it will need to sell its Securities in the foreseeable future.

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SECTION 5

Representations and Warranties of the Company

The Company hereby represents and warrants to the Investor that:

5.1         Organization, Good Standing and Qualification; Licenses. The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority, and holds all governmental licenses, permits, registrations and other approvals required under applicable law, to own and hold under lease its property and to carry on its business as now conducted and as proposed to be conducted, except where the failure to hold any such licenses, permits, registrations and other approvals could not result in a Material Adverse Effect. The Company is qualified to do business in each jurisdiction where the nature of its properties of the conduct of its business requires it to be so qualified to do business and where the failure so to qualify could result in a Material Adverse Effect.

5.2         Authorization. All action on the part of the Company necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Securities, has been taken or will be taken prior to the Closing. Each of the Transaction Documents to which the Company is a party constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

5.3         Litigation. There is no material action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company.

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5.4         Absence of Required Consents; No Violations. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority on the part of the Company is required in connection with the consummation of the transactions contemplated by the Transaction Documents, except for such filing(s) pursuant to applicable state securities laws as may be necessary, which filings will be timely effected after the Closing. The Company is not in violation or default (a) of any provision of its Organizational Documents, or (b) in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to its knowledge, of any provision of any federal or state statute, rule or regulation which is, to the Company’s knowledge, applicable to the Company, except in the case of this clause (b) for such violations or defaults which could not reasonably be expected to result in a Material Adverse Effect. The execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any Lien upon any material assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties, except for such results which could not reasonably be expected to result in a Material Adverse Effect.

5.5         Licenses and Intellectual Property Rights. The Company possesses all licenses, patents, trademarks, trade names, service marks, copyrights, and other intellectual property rights, free from burdensome restrictions necessary to enable it to conduct its business as presently conducted, except for those the lack of which could not reasonably be expected to have a Material Adverse Effect.

5.6         Offering. Subject in part to the truth and accuracy of the Investor’s representations set forth in Section 4 of this Agreement, the offer, sale and issuance of the Note and the Warrant as contemplated by this Agreement are exempt from the registration requirements of the Act and will not result in a violation of the qualification or registration requirements of the any applicable state securities laws.

5.7         Warrant. The shares of Common Stock issuable upon conversion of the Warrant, when issued, sold and delivered in accordance with the terms of the Warrant for the consideration expressed therein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable state and federal securities laws.

5.8         No Placement Agent. Neither the Company nor any of its Subsidiaries has engaged any financial advisor, placement agent or any other agent in connection with the offer or sale of the Securities.

5.9         No Integrated Offering. None of the Company, the Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

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5.10         SEC Documents; Financial Statements. Since January 1, 2013, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). No other information provided by or on behalf of the Company to the Investor which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made.

5.11         Absence of Certain Changes. Since January 1, 2013, except as disclosed in subsequent SEC Documents filed prior to the date hereof, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries. Since January 1, 2013, except as disclosed in subsequent SEC Documents filed prior to the date hereof, neither the Company nor any of its Subsidiaries has (a) declared or paid any dividends other than by Subsidiaries to the Company, (b) sold any material assets, individually or in the aggregate, outside of the ordinary course of business or (c) made any material capital expenditures, individually or in the aggregate. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing will not be, insolvent. Neither the Company nor any of its Subsidiaries has engaged in business or in any transaction, and is not about to engage in business or in any transaction, for which the Company’s or such Subsidiary’s remaining assets constitute unreasonably small capital.

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5.12         Disclosure of Transactions. On or before the fourth (4th) Business Day following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated hereby.

5.13         Blue Sky. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Investor.

SECTION 6

COVENANTS

6.1         Affirmative Covenants. So long as any indebtedness under the Note remains outstanding, the Company shall:

(a)         Compliance with Laws. Comply in all material respects with applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same becomes delinquent, all taxes, assessments, and charges imposed upon it or upon its property by any Governmental Authority, except to the extent that the Company contests any such tax, assessment or charge in good faith, for which adequate reserves are being established and maintained.

(b)         Notice of Defaults and Events of Defaults. Provide to the Investor, as soon as possible and in any event within three (3) days after the occurrence thereof, with written notice of each event which either (i) is an Event of Default, or (ii) with the giving of notice or lapse of time or both would constitute an Event of Default, in each case setting forth the details of such event and the action which is proposed to be taken by the Company with respect thereto.

(c)         Governmental Approvals. Promptly obtain and maintain any and all authorizations, consents, approvals, licenses, franchises, concessions, leases, rulings, permits, certifications, exemptions, filings or registrations by or with any Governmental Authority material and necessary for the Company to conduct its business and own (or lease) its properties or to execute, deliver and perform the Transaction Document.

(d)         Maintenance. Conduct its business in a manner consistent with relevant industry standards.

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6.2         Registration Rights. The Company will register for resale the shares of Common Stock issuable upon exercise of the Warrant or the conversion of the Note in connection with any registration statement that it files with the SEC, subject to customary cutbacks and market conditions. The Company shall pay all expenses incurred by the Company in complying with this Section 6.2, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “Blue Sky” laws, and fees of the Company’s transfer agents and registrars.

SECTION 7

DEFAULT

7.1         Events of Default. For purposes of this Agreement and the Note, any of the following events which shall occur shall constitute an “Event of Default”:

(a)         any indebtedness under the Note is not paid when and as the same shall become due and payable, whether at maturity, by acceleration, or otherwise, and any such amount shall remain unpaid for a period of thirty (30) days after the due date thereof;

(b)         default shall occur in the observance or performance of any covenant, obligation or agreement of the Company contained in any provisions of the Note or this Agreement and such default shall continue uncured for a period of thirty (30) days after the Company knew of the event or circumstances giving rise to such default;

(c)         any representation, warranty or certification made by the Company in this Agreement or in any certificate, report, document, agreement or instrument delivered pursuant to any provision hereof shall prove to have been false or incorrect in any material respect on the date or dates as of which made (any such falsity being a “Representation Default”) and, to the extent the event or circumstances giving rise to such Representation Default is amenable to being cured such that the Representation Default would no longer exist, such Representation Default shall continue uncured for a period of thirty (30) days after the Company knew of the event or circumstances giving rise to such Representation Default;

(d)         the Company shall (A) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of itself or any part of its property, (B) become subject to the appointment of a receiver, trustee, custodian or liquidator for itself or any part of its property if such appointment is not terminated or dismissed within ninety (90) days, (C) make an assignment for the benefit of creditors, (D) fail generally or admit in writing to its inability to pay its debts as they become due, (E) institute any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, or file a petition or answer seeking reorganization or an arrangement with creditors to take advantage of any insolvency law, or file an answer admitting the material allegations of a bankruptcy, reorganization or insolvency petition filed against it, or (F) become subject to any involuntary proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, which proceeding is not dismissed within ninety (90) days of filing, or have an order for relief entered against it in any proceeding under the United States Bankruptcy Code;

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(e)         the Company shall (i) liquidate, wind up or dissolve (or suffer any liquidation, wind-up or dissolution), (ii) suspend its operations other than in the ordinary course of business, or (iii) take any action to authorize any of the actions or events set forth above in this Section 7.1(e);

(f)         any final judgment for the payment of money in excess of $50,000 shall be rendered against the Company which judgment is not, within ninety (90) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within ninety (90) days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not constitute an Event of Default so long as the Company provides the Investor with a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Investor) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within ninety (90) days of the issuance of such judgment; or

(g)         a change of Control of the Company.

7.2         Consequences of Events of Default. If any Event of Default shall occur for any reason, whether voluntary or involuntary, and be continuing, the Investor may, upon notice or demand, declare the outstanding indebtedness under the Note to be due and payable, and the Company shall immediately pay to the Investor all such indebtedness. Upon the occurrence of any of the events specified in Section 7.1(d), then all indebtedness under the Note shall automatically be due and payable immediately without notice or demand of any kind. The Company agrees to pay the Investor all out-of-pocket costs and expenses incurred by the Investor in any effort to collect indebtedness under the Note, including attorneys’ fees, and to pay interest at the Applicable Rate (as defined in the Note) on such costs and expenses to the extent not paid when demanded.

SECTION 8

MISCELLANEOUS

8.1         Survival of Representations, Warranties and Covenants. The warranties, representations and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

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8.2         Successors and Assigns. Except as otherwise provided therein, the terms and conditions of this Agreement and the other Transaction Documents shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities); provided, however, that the Company may not assign or transfer its rights or obligations hereunder or under the other Transaction Documents without the prior written consent of the Investor. The Securities shall be transferable upon obtaining the prior written consent of the Company and subject to compliance with applicable securities laws and Section 4. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.3         Governing Law; Venue; Jury Trial Waiver. This Agreement is to be construed in accordance with and governed by the laws of the State of New York. The Company hereby agrees that any legal action or proceeding against it with respect to this Agreement or any of the other Transaction Documents may be brought in the state courts of the State of New York, New York County, or of the federal courts of the United States of America located in the Southern District of the State of New York as any Investor may elect, and, by execution and delivery hereof, the Company accepts and consents for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and agrees that such jurisdiction shall be exclusive, unless waived by the Investor in writing, with respect to any action or proceeding brought by the Company against the Investor. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing herein shall affect the right of any Investor to bring proceedings against the Company in the courts of any other jurisdiction. THE INVESTOR AND THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE INVESTOR ENTERING INTO THIS AGREEMENT.

8.4         Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.5         Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.6         Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile or e-mail (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (c) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

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If to the Company:

Grandparents.com, Inc.

589 Eighth Avenue, 6th floor

New York, New York 10018

Telephone: (917) 365-3651

Facsimile: (847) 589-3877

Email: steve@grandparents.com

Attention: Steve Leber

With copies (for informational purposes only) to:

Sills Cummis & Gross P.C.

One Riverfront Plaza, 13th Floor

Newark, New Jersey 07102

Telephone: (973) 643-7000

Facsimile: (973) 643-6500

Email : jwasserman@sillscummis.com

Attention: Jeffrey L. Wasserman, Esq.

If to the Investor, to its address and facsimile number set forth on Exhibit A, with copies to the Investor’s representatives as set forth on the signature pages hereto, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (iii) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a), (b) or (c) above, respectively.

8.7         Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only if such amendment, modification or waiver is in writing and only with the written consent of the Company and the Investor. Any amendment or waiver affected in accordance with this Section 8.7 shall be binding upon each holder of any Securities acquired under this Agreement at the time outstanding (including securities into which such Securities are convertible), each future holder of all such Securities, and the Company.

8.8         Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

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8.9          Register. The Company shall maintain at its principal executive offices a register for the Securities, in which the Company shall record the name and address of the person in whose name the Securities have been issued (including the name and address of each transferee) and the amount of the Securities held by such person. The Company shall keep the register open and available during business hours for inspection by the Investor or its legal representatives upon prior written notice.

8.10         Interpretation. In this Agreement and the other Transaction Documents, except to the extent the context otherwise requires: (a) any reference in this Agreement or other Transaction Document to a Section, a Schedule or an Exhibit is a reference to a Section thereof, a schedule thereto or an exhibit thereto, respectively, and to a subsection thereof or a clause thereof is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears; (b) the words “hereof,” “herein,” “hereto,” “hereunder” and the like mean and refer to this Agreement or other Transaction Document as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears; (c) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; (d) references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto; (e) references to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to; and (f) the captions and headings are for convenience of reference only and shall not affect the construction of this Agreement or other Transaction Document.

8.11         Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described in this Agreement and the other Transaction Documents and contemplated hereby and thereby and to carry into effect the intents and purposes of this Agreement and the other Transaction Documents.

8.12         Confidentiality.

(a)         The Investor shall hold all non-public, proprietary or confidential information with respect to the Company obtained pursuant to or in connection with this Agreement in accordance with its customary procedures for handling confidential information of this nature; provided, however, that the Investor may make disclosure of any such information (a) to its examiners, Affiliates, outside auditors, counsel, consultants, appraisers and other professional advisors in connection with this Agreement, (b) to any proposed transferee in connection with the contemplated transfer of any Securities (subject to receipt of a confidentiality agreement in which such transferee agrees to an obligation of confidentiality substantially similar to the terms of this Section 8.12, (c) as required or requested by any Governmental Authority or representative thereof or in connection with the enforcement hereof or of any Transaction Document or related document or pursuant to legal process, (d) when otherwise required to do so in accordance with applicable law, or (e) with the prior written consent of the Company. Notwithstanding the foregoing, such obligation of confidentiality shall not apply if the information or substantially similar information (i) is rightfully received by the Investor from a Person other than the Company or any of its Affiliates without the Investor being under an obligation to such Person not to disclose such information, or (ii) is or becomes part of the public domain.

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(b)         The Investor hereby acknowledges that it is aware that the United States securities laws prohibit any person who has received from an issuer material, non-public information from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

8.13         Release of UCC-1. The Company is hereby authorized to release all security interests, including any UCC-1s, that were filed in connection with the Original Purchase Agreement.

8.14         Entire Agreement. This Agreement, the Transaction Documents, the exhibits, schedules and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. The Investor and the Company hereby acknowledge that upon execution of this Agreement, the Original Purchase Agreement is hereby terminated.

8.15         Limited Release. The Investor hereby unconditionally releases and forever discharges the Company and each of its stockholders, affiliates, officers, directors, employees, agents and representatives (collectively the “Releasees”) from (a) any and all obligations or duties the Releasees might have to the Investor solely in its capacity as a holder of the Original Notes or a party to the Original Purchase Agreement, and (b) any and all claims for payment or any other type of liability, whether legal or equitable, of every kind and nature, that the Investor, solely in such capacity, ever had, now have or may claim against any Releasee to the extent such claims relate to (i) the Original Notes or (ii) the Original Purchase Agreement.

*       *      *

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

GRANDPARENTS.COM, INC.

By:
	Name:	Steve Leber
	Title:	Co-Chief Executive Officer

[Company Signature Page to Amended and Restated Note Purchase Agreement]

[INVESTOR SIGNATURE PAGE TO

AMENDED AND RESTATED NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Note Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Investor:

Signature of Authorized Signatory of Investor:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

State of Residency / Domicile:

Address for Notice of Investor:

Attention:
Telephone No.:
Facsimile No.:

Address for Delivery of Note and Warrant for Investor (if not same as address for notice):

Attention:

Principal Amount of Note: $1,002,800 (the “Purchase Price”)

EIN Number or SSN: [PROVIDE THIS UNDER SEPARATE COVER]

[Investor Signature Page to Note Purchase Agreement]